Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020
Shares	Security			Value

	COMMON STOCK - 88.9%
	CANADA - 2.70%
146,991	TC Energy Corp. (a)			$ 6,279,816

	CHILE - 2.31%
316,306	Cia Cervecerias Unidas SA			4,529,502
102,546,552	Vina San Pedro Tarapaca SA			832,707
				5,362,209
	DENMARK - 1.69%
247,714	ISS A/S *			3,933,326

	FINLAND - 1.60%
447,726	Wartsila OYJ Abp			3,713,922

	FRANCE - 8.03%
62,421	Air Liquide SA			9,025,263
30,840	Schneider Electric SE			3,430,544
36,098	Eiffage SA *			3,308,985
42,363	Sodexo SA (a)			2,872,550
				18,637,342
	GERMANY - 4.24%
111,213	Brenntag AG			5,896,529
90,322	Fraport AG Frankfurt Airport Services Worldwide *(a)			3,956,551
				9,853,080
	HONG KONG - 5.14%
4,251,165	Kerry Logistics Network Ltd.			5,667,392
1,056,655	Hongkong Land Holdings Ltd.			4,363,985
586,900	Hysan Development Co. Ltd.			1,894,652
				11,926,029
	INDONESIA - 1.54%
1,076,835	Gudang Garam Tbk PT			3,565,808

	IRELAND - 2.36%
99,333	Perrigo Co. PLC			5,490,135

	ISRAEL - 2.26%
1,765,400	ICL Group Ltd.			5,258,608

	JAPAN - 7.65%
143,051	Nagaileben Co. Ltd.			3,511,012
17,152	Shimano, Inc.			3,298,137
100,334	Aica Kogyo Co. Ltd.			3,297,249
206,275	Mitsubishi Estate Co. Ltd.			3,073,872
121,905	Sekisui Jushi Corp.			2,452,660
11,896	FANUC Corp.			2,132,596
				17,765,526
	MALAYSIA - 2.30%
5,544,000	Genting Bhd.			5,339,780

	NETHERLANDS - 2.52%
110,733	Koninklijke Vopak NV			5,861,362

	SINGAPORE - 1.20%
427,369	Oversea-Chinese Banking Corp. Ltd.			2,785,502

	SWEDEN - 3.31%
126,014	Loomis AB *			3,010,315
346,118	Mekonomen AB *			2,475,185
46,093	ICA Gruppen AB			2,191,010
				7,676,510
	SWITZERLAND - 4.27%
52,810	Novartis AG			4,600,863
8,970	Roche Holding AG			3,107,652
34,252	Cie Financiere Richemont SA			2,209,265
				9,917,780
	THAILAND - 3.88%
1,496,400	Bangkok Bank PCL			5,214,572
897,930	Siam City Cement PCL			3,793,196
				9,007,768

Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
Shares	Security			Value

	COMMON STOCK - 88.90% (Continued)
	UNITED KINGDOM - 2.14%
6,645,162	Lloyds Banking Group PLC			$ 2,563,441
35,800	Intertek Group PLC			2,411,169
				4,974,610
	UNITED STATES - 29.76%
13,508	O'Reilly Automotive, Inc. *			5,695,918
73,892	Colgate-Palmolive Co.			5,413,328
31,704	3M Co.			4,945,507
39,830	Target Corp.			4,776,812
253,243	Covetrus, Inc. *			4,530,517
69,133	Emerson Electric Co.			4,288,320
41,005	Mohawk Industries, Inc. *			4,172,669
12,956	WW Grainger, Inc.			4,070,257
40,956	Chevron Corp.			3,654,504
63,673	Sonoco Products Co.			3,329,461
24,040	Scotts Miracle-Gro Co.			3,232,659
50,433	Brunswick Corp.			3,228,216
17,129	McDonald's Corp.			3,159,787
48,767	Henry Schein, Inc. *			2,847,505
11,462	Microsoft Corp.			2,332,632
22,023	CarMax, Inc. *			1,972,160
44,150	Dentsply Sirona, Inc.			1,945,249
15,937	Carlisle Cos., Inc.			1,907,181
270,940	PHI, Inc. *(b)(c)(d)			1,853,799
204,033	NOW, Inc. *			1,760,805
				69,117,286
	TOTAL COMMON STOCK (Cost - $221,768,962)			206,466,399

	EXCHANGE TRADED FUND - COMMODITY - 5.70%
79,027	SPDR Gold Shares *			13,226,749
	TOTAL EXCHANGE TRADED FUND - COMMODITY (Cost - $9,941,142)			13,226,749

	PRIVATE INVESTMENT FUND - 1.18%
4,189,676	Coast Capital Mercury Fund LP *(b)(e)			2,735,858
	TOTAL PRIVATE INVESTMENT FUND (Cost - $4,978,307)			2,735,858

Principal		Coupon	Maturity
	US GOVERNMENT & AGENCY OBLIGATIONS - 2.15%
	US TREASURY NOTE/BOND - 2.15%
$ 5,000,000	United States Treasury Note/Bond (a)	0.6250%	5/15/2030	4,986,133
	TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,869,540)			4,986,133

	SHORT-TERM INVESTMENTS - 5.73%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 4.01%
9,309,599	State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (f)(g)			9,309,599

	MONEY MARKET FUND - 1.72%
3,999,941	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.08% (f)			3,999,941

	TOTAL SHORT-TERM INVESTMENTS (Cost - $13,309,540)			13,309,540

	TOTAL INVESTMENTS - 103.66% (Cost - $254,867,491)			$ 240,724,679
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.66) %			(8,486,565)
	NET ASSETS - 100.00%			$ 232,238,114

LP: Limited Partnership
PCL: Public Company Limited
PLC: Public Limited Company
* Non-income producing security
(a) Security, or a portion of the security, is out on loan at June 30, 2020. Total loaned securities had a value of $14,052,998 at June 30, 2020.
(b) Security fair valued as of June 30, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as
June 30, 2020, amounted to $4,589,657, which represents approximately 1.98% of the net assets of the Fund. FirstGroup PLC (a security traded on the
London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.
(c) All or a portion is a restricted security.
(d) Illiquid security. As of June 30, 2020, represented 0.80% of Total Net Assets.
(e) Withdrawals are not permitted within 12 months of their contribution date and subject to an early redemption fee of 3% on redemptions made within 12 months to
24 months of their contribution date.
(f) Interest rate reflects seven-day effective yield on June 30, 2020.
(g) The loaned securities were secured with short-term investment cash collateral of $9,309,599 and non-cash collateral of $5,109,154.

Centerstone Investors Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

As of June 30, 2020 the following Forward Foreign Currency Contracts were open:

Forward Foreign Currency Contracts
	Settlement		Local Currency Amount	U.S. $	U.S. $	Unrealized
Foreign Currency	Date	Counterparty	Purchased/Sold	Equivalent	Value at June 30, 2020	Appreciation *
To Buy:
Euro	9/14/2020	State Street Bank	12,000,000	$ 13,417,974	$ 13,504,613	$ 86,639
				$ 13,417,974	$ 13,504,613	$ 86,639

To Sell:
Euro	9/14/2020	State Street Bank	12,000,000	$ 13,770,504	$ 13,504,613	$ 265,891
				$ 13,770,504	$ 13,504,613	$ 265,891

* The amount represents fair value derivative instruments subject to foreign currency risk exposure as of June 30, 2020.

Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020
Shares	Security	Value

	COMMON STOCK - 92.75%
	CANADA - 3.79%
62,152	TC Energy Corp. (a)	$ 2,655,286

	CHILE - 3.96%
145,949	Cia Cervecerias Unidas SA	2,089,990
84,677,397	Vina San Pedro Tarapaca SA	687,604
		2,777,594
	DENMARK - 2.60%
114,655	ISS A/S *	1,820,549

	FINLAND - 2.85%
241,285	Wartsila OYJ Abp	2,001,478

	FRANCE - 11.20%
23,867	Air Liquide SA	3,450,857
17,270	Eiffage SA *	1,583,084
13,130	Schneider Electric SE	1,460,540
20,065	Sodexo SA	1,360,567
		7,855,048
	GERMANY - 6.60%
53,399	Brenntag AG	2,831,223
41,121	Fraport AG Frankfurt Airport Services Worldwide *	1,801,304
		4,632,527
	HONG KONG - 9.93%
2,697,638	Kerry Logistics Network Ltd.	3,596,325
596,842	Hongkong Land Holdings Ltd.	2,464,958
280,900	Hysan Development Co. Ltd.	906,812
		6,968,095
	INDONESIA - 2.49%
527,965	Gudang Garam Tbk PT	1,748,292

	IRELAND - 3.16%
40,166	Perrigo Co. PLC	2,219,975

	ISRAEL - 3.73%
879,127	ICL Group Ltd.	2,618,661

	JAPAN - 11.06%
59,524	Nagaileben Co. Ltd.	1,460,944
93,558	Mitsubishi Estate Co. Ltd.	1,394,184
62,445	Sekisui Jushi Corp.	1,256,358
6,438	Shimano, Inc.	1,237,955
37,181	Aica Kogyo Co. Ltd.	1,221,869
6,614	FANUC Corp.	1,185,692
		7,757,002
	MALAYSIA - 3.85%
2,804,000	Genting Bhd.	2,700,711

	NETHERLANDS - 3.65%
48,417	Koninklijke Vopak NV	2,562,827

	SINGAPORE - 1.46%
156,901	Oversea-Chinese Banking Corp. Ltd.	1,022,648

	SWEDEN - 5.39%
61,126	Loomis AB *	1,460,223
26,531	ICA Gruppen AB	1,261,139
147,849	Mekonomen AB *	1,057,309
		3,778,671
	SWITZERLAND - 7.02%
31,506	Cie Financiere Richemont SA	2,032,147
18,356	Novartis AG	1,599,194
3,731	Roche Holding AG	1,292,603
		4,923,944
	THAILAND - 6.83%
790,300	Bangkok Bank PCL	2,753,994
481,934	Siam City Cement PCL	2,035,871
		4,789,865
Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
Shares	Security	Value

	COMMON STOCK - 92.75% (Continued)
	UNITED KINGDOM - 3.18%
2,963,598	Lloyds Banking Group PLC	$ 1,143,239
16,200	Intertek Group PLC	1,091,088
		2,234,327
	TOTAL COMMON STOCK (Cost - $75,996,959)	65,067,500

	EXCHANGE TRADED FUND - COMMODITY - 4.01%
16,803	SPDR Gold Shares *	2,812,318
	TOTAL COMMODITY (Cost - $2,099,388)	2,812,318

	PRIVATE INVESTMENT FUND - 2.08%
2,235,630	Coast Capital Mercury Fund LP *(b)(c)	1,459,866
	TOTAL PRIVATE INVESTMENT FUND (Cost - $2,656,621)	1,459,866

	SHORT-TERM INVESTMENTS - 4.03%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.82%
2,679,952	State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (d)(e)	2,679,952

	MONEY MARKET FUND - 0.21%
145,538	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.08% (d)	145,538

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,825,490)	2,825,490

	TOTAL INVESTMENTS - 102.87% (Cost - $83,578,458)	$ 72,165,174
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.87) %	(2,015,119)
	NET ASSETS - 100.00%	$ 70,150,055

LP: Limited Partnership
PCL: Public Company Limited
PLC: Public Limited Company
* Non-income producing security
(a) Security, or a portion of the security, is out on loan at June 30, 2020. Total loaned securities had a value of $2,600,129 at June 30, 2020.
(b) Security fair valued as of June 30, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2020, amounted to $1,459,866, which represents approximately 2.08% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange)
is the only underlying holding of Coast Capital Mercury Fund LP.
(c) Withdrawals are not permitted within 12 months of their contribution date and subject to an early redemption fee of 3% on redemptions made within 12 months to 24 months of their contribution date.
(d) Interest rate reflects seven-day effective yield on June 30, 2020.
(e) The loaned securities were secured with short-term investment cash collateral of $2,679,952.

Centerstone International Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

As of June 30, 2020 the following Forward Foreign Currency Contracts were open:

Forward Foreign Currency Contracts
	Settlement		Local Currency Amount	U.S. $	U.S. $	Unrealized
Foreign Currency	Date	Counterparty	Purchased/Sold	Equivalent	Value at June 30, 2020	Appreciation *
To Buy:
Euro	9/14/2020	State Street Bank	7,000,000	$ 7,828,697	$ 7,877,691	$ 48,994
				$ 7,828,697	$ 7,877,691	$ 48,994

To Sell:
Euro	9/14/2020	State Street Bank	7,000,000	$ 8,032,128	$ 7,877,691	$ 154,437
				$ 8,032,128	$ 7,877,691	$ 154,437

* The amount represents fair value derivative instruments subject to foreign currency risk exposure as of June 30, 2020.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Note 1 - Organization and Significant Accounting Policies

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are each a series of Centerstone Investors Trust, (the “Trust”) a Delaware statutory trust. The Trust is an openended management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund is a diversified series of the Trust. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The Funds investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

a. Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at a Valuation Time, the Board has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, the Funds may determine that such developments are significant that they will affect the value of a Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Trustees have authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process — If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer or Assistant Treasurer, and (ii) a representative of the Administrator, and (b) on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of the Fund’s holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and its prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the period ended as of June 30, 2020, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stock #	$ 91,769,947	$ 112,842,653	$ 1,853,799	$ 206,466,399
Exchange Traded Fund - Commodity	13,226,749	-	-	13,226,749
Private Investment Fund	-	2,735,858	-	2,735,858
US Government & Agency Obligations	-	4,986,133	-	4,986,133
Short-Term Investment	13,309,540	-	-	13,309,540
Forward Foreign Currency Contracts **	-	352,530	-	352,530
Total Assets	$ 118,306,236	$ 120,917,174	$ 1,853,799	$ 241,077,209

Centerstone International Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stock #	$ 11,578,036	$ 53,489,464	$ -	$ 65,067,500
Exchange Traded Fund - Commodity	2,812,318	-	-	2,812,318
Private Investment Fund	-	1,459,866	-	1,459,866
Short-Term Investment	2,825,490	-	-	2,825,490
Forward Foreign Currency Contracts **	-	203,431	-	203,431
Total Assets	$ 17,215,844	$ 55,152,761	$ -	$ 72,368,605

* Refer to the Portfolio of Investments for country classification.
# As of June 30, 2020, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.
** Forward Foreign Currency Contracts are valued at gross unrealized appreciation on the investment.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security PHI, Inc.:

Common Stock
Beginning Balance 3/31/20	$ 1,853,799
Total realized gain (loss)	-
Unrealized appreciation (depreciation)	-
Cost of Purchases	-
Proceeds from Sales	-
Amortization	-
Net transfers in/out of level 3	-
Ending Balance 6/30/20	$ 1,853,799

Quantitative disclosures of unobservable inputs and assumptions used by the Centerstone Investors Fund are below.

Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Input Range	Market Value impact if input increases
Common Stock	$1,853,799	Ch. 11 Bankruptcy Plan Equity Value With Discount	Equity Value Discount for lack of marketability	N/A 30%-40%	Increase Decrease

b. Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities

c. Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding, as of June 30, 2020, are listed after each Fund’s Portfolio of Investments. For the period ended June 30, 2020, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency contracts totaled $18,745,191 and $10,412,200 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

c. Lending Portfolio Securities – For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Centerstone Funds
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Aggregate Unrealized Appreciation and Depreciation - Tax Basis
Represents cost for financial reporting purposes and is substantially identical for both book and federal income tax purposes. Net unrealized appreciation (depreciation) consisted of:

Centerstone Investors Fund
Gross unrealized appreciation:	$22,245,975
Gross unrealized depreciation:	(36,388,787)
Net unrealized depreciation:	($14,142,812)

Centerstone International Fund
Gross unrealized appreciation:	$4,623,451
Gross unrealized depreciation:	(16,036,735)
Net unrealized depreciation:	($11,413,284)